SECOND EXTENSION OF TERM AGREEMENT

         This Second Extension of Term Agreement is made as of November 19, 1999 by and between OCWEN ASSET INVESTMENT CORP., a Florida corporation (the "Company"), and OCWEN CAPITAL CORPORATION, a Florida corporation (the "Manager"), with respect to the First Amended and Restated Management Agreement, dated as of May 19, 1997, and amended and restated as of May 5, 1998, and extended as of May 19, 1999 (the "Management Agreement"), between the Company and the Manager.

                                   WITNESSETH:

                  WHEREAS, the Company and the Manager are parties to the Management Agreement;

                  WHEREAS, Section 13 of the Management Agreement provides that the Management Agreement shall continue in force until November 19, 1999;

                  WHEREAS, the parties desire to extend the term of the Management Agreement indefinitely; and

                  WHEREAS, the Board of Directors of the Company approved the indefinite extension of the term of the Management Agreement.


                  NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                  SECTION 1. EXTENSION OF TERM. The first two paragraphs of
Section 13 of the Management Agreement are hereby deleted in their entirety and replaced by the following:

                  This Agreement shall continue in force until terminated by the Manager or by the Company as described below or elsewhere in this Agreement.

                  Notwithstanding any other provision to the contrary, this Agreement may be terminated by the Manager, upon 60 days' written notice, on any anniversary of this Second Extension of Term Agreement.

                  SECTION 2. EFFECT OF EXTENSION. Except as expressly set forth herein, this Second Extension of Term Agreement shall not by implication alter, modify, amend or in any way affect any of the other terms, conditions,

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obligations, covenants or agreements contained in the Management Agreement, all of which shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Second Extension of Term Agreement as of the date first written above.


                          OCWEN ASSET INVESTMENT CORP.

                          By: /s/ CHRISTINE A. REICH
                             ---------------------------------------------------
                                  Christine A. Reich
                                  President


                          OCWEN CAPITAL CORPORATION

                          By: /s/ JOHN R. ERBEY
                             ---------------------------------------------------
                                  John R. Erbey
                                  Senior Managing Director

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